UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2003

MYLAN LABORATORIES INC.
 (Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-9114 (Commission File Number)	25-1211621 (I.R.S. Employer Identification No.)

1500 Corporate Drive
Suite 400
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

Item 5. Other Events

     On September 16, 2003, Mylan Laboratories Inc., a Pennsylvania corporation (the “Company”), issued a press release announcing that its Board of Directors approved a three-for-two stock split of the Company’s Common Stock. A copy of such press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press release of the registrant, dated September 16, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.

Date:	September 16, 2003	By: /s/ Edward J. Borkowski Edward J. Borkowski Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the registrant, dated September 16, 2003.